UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – November 30, 2011

Item 1: Reports to Shareholders

Annual Report | November 30, 2011
Vanguard WellingtonTM Fund

> For the fiscal year ended November 30, 2011, Vanguard Wellington Fund returned almost 7%, slightly behind its composite index benchmark and significantly ahead of its peer group.

> Strong stock choices in the energy and information technology sectors helped the fund’s overall performance, but sizable holdings in the troubled U.S. financial sector restrained results.

> Wellington outperformed its comparative standards for the decade ended November 30, 2011.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Agreement.	36
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2011

Total
Returns
Vanguard Wellington Fund
Investor Shares	6.85%
Admiral™ Shares	6.94
Wellington Composite Index	7.13
Mixed-Asset Target Allocation Growth Funds Average	3.12

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2010 , Through November 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$29.94	$31.08	$0.904	$0.000
Admiral Shares	51.71	53.68	1.605	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Wellington Fund delivered a solid performance during a fiscal year that was marked by jagged but ultimately positive stock and bond market returns. For the 12 months ended November 30, 2011, Wellington returned close to 7%, a shade worse than the result of the unmanaged Wellington Composite Index but significantly better than the average result of peer funds.

While the fund’s stocks produced double-digit returns in five of the ten industry sectors, results were disappointing in financials and consumer discretionary. Income from dividend-paying stocks and investment-grade bonds, as well as some price appreciation in the stock and bond portfolios, boosted the fund’s returns.

On November 30, the fund’s 30-day SEC yield was 2.74% for Investor Shares and 2.82% for Admiral Shares, up from 2.47% for Investor Shares and 2.55% for Admiral Shares six months ago, in part because companies with healthy balance sheets have nudged dividends higher.

A tumultuous path to unremarkable returns
The broad U.S. stock market produced a single-digit gain for the 12 months ended November 30. International stocks recorded a single-digit loss. On the way to these unremarkable returns, however, global stock markets traced dramatic highs and lows.

Stock prices surged through the first half of the period, as the U.S. economy seemed to be grinding into gear. But investor optimism waned in the second half, as Europe’s sovereign-debt crisis took center stage and political gridlock led to high-stakes brinkmanship over a bill to raise the U.S. debt ceiling. The drama prompted Standard & Poor’s to downgrade the U.S. credit rating, a shock that reverberated through global financial markets. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

U.S. stocks tumbled through the summer, then rebounded in the period’s final months. International stock markets traced similar trajectories before finishing the year with a negative return.

Despite modest yields, bonds produced strong returns
Stock market volatility helped generate enthusiasm for the relative stability of bonds. The broad taxable investment-grade bond market returned 5.52% as anxious investors bid up bond prices, driving already low yields lower still. At the start of the year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 2.80%. At the end, the note yielded just 2.07%. As yields decline, of course, so do the prospective returns available from these interest-bearing investments. Municipal bonds also performed strongly.

Market Barometer

		Average Annual Total Returns
		Periods Ended November 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	7.38%	15.10%	0.07%
Russell 2000 Index (Small-caps)	2.75	17.56	0.09
Dow Jones U.S. Total Stock Market Index	6.57	15.67	0.36
MSCI All Country World Index ex USA (International)	-5.90	13.19	-2.11

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.52%	7.69%	6.14%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	6.53	8.41	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.12	1.44

CPI
Consumer Price Index	3.39%	2.12%	2.34%

The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Fund’s stocks, bonds deliver steady performance
Vanguard Wellington Fund is designed to be an all-weather portfolio, striking a balance between the long-term growth potential of stocks and the relative stability of high-quality bonds. Although Wellington’s value-oriented approach to the stock market didn’t provide an advantage during a period when growth stocks outperformed their value counterparts, the fund’s bond holdings held up well, providing the diversification and income for which the fund has become known.

Wellington’s stock holdings, which represented, on average, about two-thirds of its assets, returned about 7% for the fiscal year. The fund’s equity benchmark, the Standard & Poor’s 500 Index, returned closer to 8%.

The energy sector contributed the most to performance as political turmoil in North Africa and the Middle East fed fears of oil shortages and drove up crude prices. Wellington’s energy holdings rose nearly 19%, thanks mainly to the performance of several of the major integrated oil and gas firms. The fund also benefited from the advisor’s astute selections within the sector.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.30%	0.22%	1.04%

The fund expense ratios shown are from the prospectus dated March 25, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the fund’s expense ratios were 0.27% for Investor Shares and 0.19% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mixed-Asset Target Allocation Growth Funds.

Strong stock selection was also evident in the information technology sector, with several IT services companies, which generate recurring revenue, driving returns. A few software and communications equipment firms also provided a lift. Another source of strength was the health care sector. Major pharmaceutical companies did particularly well, as nervous investors flocked to perceived safe havens and growing global sales helped offset increased competition from generics.

The fund’s weakest spots were the financial and consumer discretionary sectors. Wellington’s financial stocks, which represent the fund’s largest sector weighting, returned about –9%; the fund was also hurt by having more exposure to this troubled sector than the benchmark did. Giant diversified financial services companies and investment banks were affected by regulatory pressures, mortgage-related problems, and Europe’s debt crisis. Stock selection was the culprit in the consumer discretionary sector, where the fund’s automobile and specialty retailer holdings muted returns.

Wellington’s fixed income portfolio, which represented, on average, about one-third of the fund’s assets, returned more than 5%, a bit higher than the return of its fixed income benchmark, the Barclays Capital U.S. Credit A or Better Bond Index. The fund benefited from its low exposure to sovereign bonds—dollar-denominated bonds issued by foreign countries—and from a rise in bond prices brought on by falling interest rates.

Total Returns
Ten Years Ended November 30, 2011
Average
Annual Return
Wellington Fund Investor Shares	6.08%
Wellington Composite Index	4.16
Mixed-Asset Target Allocation Growth Funds Average	3.40

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

During a volatile decade, the fund found success
At Vanguard, we believe strongly in the value of diversification and focusing on the long term when it comes to investing, and Wellington Fund is a touchstone for both those principles. Since the fund began operations in 1929, it has weathered depressions, wars, and every conceivable market condition to deliver exemplary long-term performance for shareholders.

The last decade has been one of the market’s most trying. It began more than a year into the extended dot-com bust and featured five straight years of gains before the financial crisis sent investors reeling again. In these difficult conditions, the fund’s average annual return for the ten-year period was more than double that of the all-stock Standard & Poor’s 500 Index (2.91%). It was also significantly better than the average annual returns for the unmanaged Wellington Composite Index and the fund’s peer group.

Wellington Management Company, llp, the fund’s advisor, has a record of identifying reasonably valued stocks and investment-grade bonds and adeptly rebalancing the asset classes to produce a relatively consistent risk profile over time. The fund’s low costs have helped it maintain a notable advantage over its peers and allowed shareholders to keep more of the returns.

Proven principles for a lifetime of investing
The financial markets charted a zigzag course over the past fiscal year. Stocks and bonds each exhibited strength for months at a time, followed by similar periods of weakness and volatility. The two asset classes rarely moved in tandem, and the different sectors within the asset classes also performed independently. The volatile performance underscored the reality that even the most knowledgeable and skilled experts don’t know where the markets are headed next, or which areas will lead and which will lag.

Recent Vanguard research continues to show why diversification is important in the face of the market’s unpredictability. One surprising finding: Over the past 85 years, a hypothetical portfolio made up of 50% stocks and 50% bonds would have produced statistically equivalent returns whether the U.S. economy was in or out of recession. (The commentary, Recessions and balanced portfolio returns, can be found on vanguard.com.)

Vanguard’s view is that shareholders are best served by taking a balanced, long-term approach and not making investment decisions based on short-term fluctuations. This means diversifying within and across asset classes, paying attention to costs, and creating a portfolio that is tailored to your goals, time horizon, and risk tolerance. As I noted earlier, Vanguard Wellington Fund embodies these core investing principles. We believe that the fund, which has served investors for more than 80 years, can play an important role in a well-designed investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 9, 2011

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 6.85% for the fiscal year ended November 30, 2011. Our performance trailed the 7.13% return of the composite index, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds, but surpassed the 3.12% average return of mixed-asset target growth funds.

Investment environment
The fiscal period was extremely volatile in the capital markets as concern about the health of the global economy increased. While stock markets abroad declined, U.S. stocks gained 7.83%, as measured by the S&P 500 Index.

Investors’ risk appetite dropped later in the period as negative sentiment began to weigh more heavily upon market participants. The absence of decisive leadership regarding the U.S. debt ceiling unnerved markets, as did the deepening European debt crisis. In equities there was a flight to the perceived safety of consumer staples.

Bonds recorded positive total returns for the year, and we expect that credit markets will continue to perform well on the strength of corporate credit fundamentals. However, we remain vigilant toward risk factors that could alter our favorable outlook. The outcome

Equity Portfolio Changes
Fiscal Year Ended November 30, 2011

Additions	Comments
Microsoft	We increased our position in Microsoft, as we see an extremely attractive risk-to-reward ratio at current valuations. The price of the stock suggests market participants do not have particularly high expectations, yet earnings growth at the company remains strong, driven in part by businesses’ cyclical computer upgrades.
Cash-flow generation is solid and may be underappreciated by the market as well. In our view, the upside potential of this stock more than adequately compensates investors for the downside
risks they bear.
Walt Disney	We found a compelling entry point in terms of valuation and
initiated a position in Disney. We foresee strong earnings increases driven by accelerating revenue growth at ESPN, a theme-parks recovery, and a strong, long-term creative cycle driving studio and consumer products growth.

Deletions	Comments
News Corporation	We sold News Corporation during the period. Our decision was based upon concern about management’s ability to execute
effectively and avoid distraction following the phone-hacking scandal.
Marathon Oil	This large U.S. refining and oil exploration company announced it would split refining and oil production into two companies, news that led to a significant rally in the stock. We sold our position as it reached our fair-value target.

of the current European crisis is unclear, and many other risks to bonds exist as well, including the threat of rising global inflation.

In a typical economic cycle, a prolonged period of slow growth would lead to underperformance by corporate bonds as a result of companies’ struggles with slower demand, higher inventories, and lower earnings. The current cycle has been different, however, because many businesses responded early and aggressively to the slowdown by cutting costs, including labor, to meet reduced demand. As a result, balance sheets and credit quality are in good shape, and the corporate bond sector, where we focus our fixed income investments, has held up well.

Our successes
Strong stock selection within the information technology sector aided the fund’s performance relative to its equity benchmark. Our energy stocks also did well, and our overweighting of the energy sector as a whole further supported relative returns. The holdings that contributed most to relative performance included Accenture, IBM, and Chevron. The portfolio also benefited by not holding shares of poorly performing Citigroup.

Accenture is a management consulting, technology services, and outsourcing company that operates globally. The stock was boosted by solid earnings results that outpaced consensus estimates, driven by a broad-based recovery in demand with faster bookings-to-revenue conversion and expectations for continued growth. IBM was our top contributor not only relative to the benchmark but on an absolute basis. The market responded favorably as the company showed signs of strong organic growth and used its robust free cash flow to repurchase shares. IBM is making steady progress toward its 2015 goal of doubling earnings.

Shares of Chevron also contributed to the portfolio’s overall gain. Compared with its peers, the company is well-positioned in terms of its leverage to oil and the depth and quality of its upstream production portfolio. Chevron has made prudent acreage purchases and has completed its downstream waste disposal and restructuring initiatives.

The fund’s fixed income portfolio beat its benchmark thanks to favorable sector allocation decisions and yield-curve flattening strategies. An underweight allocation to banking-sector bonds, as well as to sovereign and other foreign issuers, aided performance. Relative to the yield curve, our underweighting of bonds with durations of 2 to 3 years, combined with a similarly modest overweighting of bonds with 10- to 20-year durations, was beneficial. Long-term interest rates declined more than shorter-term rates during the period as investors sought yield and the Federal Reserve commenced its Operation Twist to push longer-maturity yields lower.

Our shortfalls
Although the fund’s bonds did their job of dampening the volatility caused by the equity markets, we were disappointed that the stock portfolio itself did not provide more protection in this environment of extreme fear. The fund’s equity portfolio finished behind the S&P 500 Index.

Stock selection within the consumer discretionary sector detracted from relative results, as did our overweighting of the financial sector.

An underweighting of the consumer staples sector also hindered performance. Many of the sector’s high-quality, defensively oriented stocks were already on the upper end of our valuation range, and we were therefore reluctant to increase our exposure to them. In our view, such stocks went from being fully valued to being overvalued during the period as market participants bid up shares perceived as relatively safe. We made a conscious decision not to chase these stocks as they rose, which restrained the portfolio’s return in this relatively brief period.

Among individual stock holdings, Staples, MetLife, and UBS were notable detractors from performance compared with the benchmark. Not owning Apple also hindered relative results.

Shares of Staples, a leading supplier of office products, have suffered as investors evaluate the potential impact of growing tablet usage on the market for office products. The company has also been hurt by stubbornly high unemployment among consumers and a lack of popular Apple products in its stores. We reduced our exposure to Staples during the period.

The stock of MetLife, a major life insurance and financial services company, fell along with shares of similar firms owing to concerns related to the European debt predicament. We took advantage of the decline to add to our MetLife position.

For UBS, poor trading results combined with a glaring $2.3 billion loss from a rogue trader sent shares lower. We trimmed our position as our patience for a turnaround of the company began to wear thin. In absolute terms, our largest single detractor was Bank of America. The company’s losses tied to Countrywide were greater than we expected, and we reduced our position as litigation risk escalated.

In the fixed income portfolio, security selection in the technology sector detracted from relative results. Our choice of bonds within the communications sector also hindered performance. An overweighting of bonds rated below A as a group was hurtful, though security selection within that group was strong.

The fund’s positioning
Looking forward, we see good valuations in many high-quality, defensively oriented stocks outside of the consumer staples sector. We have been buying when we find those attractive valuations accompanied by good balance sheets and generous dividend yields. Ford, Dow Chemical, and Raytheon are a few examples.

Although financials were a key culprit in recent periods’ underperformance, we own high-quality financial services companies that are poised to take market share from their more troubled peers in this challenging environment. At the fiscal year-end, the fund’s equity portfolio was overweighted in the health care, financial, and energy sectors and underweighted in the information technology, consumer staples, and consumer discretionary sectors.

In comparison with our fixed income benchmark, the bond portfolio remains close to neutral with respect to overall duration, while we maintain our curve-

flattening positions. We remain largely invested in corporate bonds, but we also hold Treasuries, which tend to provide some degree of protection when the economy takes an unexpected turn for the worse. We also have a large out-of-benchmark position in agency mortgage-backed securities that offer attractive yields and superior liquidity relative to corporate bonds.

Edward P. Bousa, CFA,
Senior Vice President and Equity Portfolio Manager

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

December 16, 2011

Wellington Fund

Fund Profile
As of November 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.30%	0.22%
30-Day SEC Yield	2.74%	2.82%

Equity Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	99	500	3,745
Median Market Cap	$61.2B	$49.9B	$30.9B
Price/Earnings Ratio	12.4x	13.9x	14.9x
Price/Book Ratio	1.7x	2.1x	2.1x
Return on Equity	20.1%	20.6%	19.0%
Earnings Growth Rate	4.1%	7.3%	7.2%
Dividend Yield	2.9%	2.2%	2.0%
Foreign Holdings	14.8%	0.0%	0.0%
Turnover Rate	38%	—	—
Short-Term Reserves	1.8%	—	—

Fixed Income Characteristics

		Barclays
		Credit
		A or	Barclays
		Better	Aggregate
	Fund	Index	Bond Index
Number of Bonds	482	2,644	7,799
Yield to Maturity
(before expenses)	3.4%	3.3%	2.4%
Average Coupon	4.6%	4.7%	4.0%
Average Duration	5.9 years	6.4 years	5.0 years
Average Effective
Maturity	9.5 years	9.7 years	7.2 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.98	0.93
Beta	0.96	0.62

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.9%
AT&T Inc.	Integrated
	Telecommunication
	Services	3.6
Chevron Corp.	Integrated Oil &
	Gas	3.0
Pfizer Inc.	Pharmaceuticals	2.7
Wells Fargo & Co.	Diversified Banks	2.6
International Business	IT Consulting &
Machines Corp.	Other Services	2.6
Microsoft Corp.	Systems Software	2.5
Merck & Co. Inc.	Pharmaceuticals	2.2
Eli Lilly & Co.	Pharmaceuticals	1.8
JPMorgan Chase & Co.	Diversified Financial
	Services	1.8
Top Ten		26.7%
Top Ten as % of Total Net Assets		17.7%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 25, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratios were 0.27% for Investor Shares and 0.19% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	8.4%	10.6%	11.6%
Consumer Staples	8.5	11.4	9.9
Energy	14.3	12.5	11.6
Financials	15.9	13.4	14.7
Health Care	15.4	11.6	11.7
Industrials	11.1	10.7	11.0
Information
Technology	14.4	19.4	18.8
Materials	4.0	3.6	4.1
Telecommunication
Services	3.6	3.1	2.8
Utilities	4.4	3.7	3.8

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	3.0%
Commercial Mortgage-Backed	0.9
Finance	32.2
Foreign	2.9
Government Mortgage-Backed	10.2
Industrial	30.2
Treasury/Agency	5.6
Utilities	8.9
Other	6.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	16.5%
Aaa	3.9
Aa	19.1
A	43.7
Baa	11.2
Not Rated	5.6

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellington Fund Investor Shares	6.85%	3.33%	6.08%	$18,040
Dow Jones U.S. Total Stock Market
Index	6.57	0.36	4.01	14,815
Barclays Capital U.S. Aggregate Bond
Index	5.52	6.14	5.59	17,235

Wellington Composite Index	7.13	2.21	4.16	15,037
Mixed-Asset Target Allocation Growth
Funds Average	3.12	0.72	3.40	13,977

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Wellington Fund

		Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellington Fund Admiral Shares	6.94%	3.43%	6.20%	$91,213
Dow Jones U.S. Total Stock Market Index	6.57	0.36	4.01	74,073
Barclays Capital U.S. Aggregate Bond
Index	5.52	6.14	5.59	86,173
Wellington Composite Index	7.13	2.21	4.16	75,187

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	1.48%	2.93%	3.27%	2.77%	6.04%
Admiral Shares	5/14/2001	1.55	3.03	3.39	2.77	6.16

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of November 30, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	27,149,300	615,475	1.1%
Walt Disney Co.	12,590,900	451,384	0.8%
Target Corp.	7,545,500	397,648	0.7%
Consumer Discretionary—Other †		1,549,210	2.9%
		3,013,717	5.5%
Consumer Staples
Philip Morris International Inc.	7,692,400	586,469	1.1%
Procter & Gamble Co.	9,012,475	581,935	1.0%
PepsiCo Inc.	8,677,400	555,354	1.0%
Consumer Staples—Other †		1,333,056	2.4%
		3,056,814	5.5%
Energy
Exxon Mobil Corp.	17,623,864	1,417,664	2.6%
Chevron Corp.	10,550,000	1,084,751	2.0%
Anadarko Petroleum Corp.	7,737,300	628,810	1.1%
Occidental Petroleum Corp.	3,765,100	372,368	0.7%
Total SA ADR	6,944,300	359,298	0.6%
Baker Hughes Inc.	5,891,100	321,713	0.6%
Energy—Other †		965,134	1.8%
		5,149,738	9.4%
Financials
Wells Fargo & Co.	36,494,517	943,748	1.7%
JPMorgan Chase & Co.	20,480,776	634,290	1.2%
ACE Ltd.	6,664,800	463,404	0.8%
MetLife Inc.	12,738,005	400,992	0.7%
PNC Financial Services Group Inc.	7,302,800	395,885	0.7%
BlackRock Inc.	1,839,100	316,399	0.6%
Goldman Sachs Group Inc.	2,804,400	268,830	0.5%
Financials—Other †		2,333,980	4.3%
		5,757,528	10.5%

Wellington Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
Pfizer Inc.	47,834,641	960,041	1.8%
Merck & Co. Inc.	22,072,152	789,080	1.4%
Eli Lilly & Co.	17,194,900	650,827	1.2%
Johnson & Johnson	9,263,200	599,514	1.1%
Medtronic Inc.	13,432,900	489,361	0.9%
AstraZeneca plc ADR	8,871,100	407,893	0.7%
Cardinal Health Inc.	9,506,200	403,633	0.7%
Health Care—Other †		1,239,343	2.3%
		5,539,692	10.1%
Industrials
United Parcel Service Inc. Class B	6,840,600	490,813	0.9%
General Electric Co.	29,557,200	470,255	0.9%
Honeywell International Inc.	7,313,400	396,021	0.7%
Deere & Co.	4,739,100	375,574	0.7%
Waste Management Inc.	10,935,400	342,278	0.6%
Siemens AG	3,348,951	338,913	0.6%
FedEx Corp.	3,907,100	324,602	0.6%
Industrials—Other †		1,253,172	2.3%
		3,991,628	7.3%
Information Technology
International Business Machines Corp.	4,899,100	921,031	1.7%
Microsoft Corp.	35,481,900	907,627	1.7%
Texas Instruments Inc.	16,303,200	490,726	0.9%
Intel Corp.	19,606,800	488,406	0.9%
Oracle Corp.	12,583,600	394,496	0.7%
Cisco Systems Inc.	21,003,400	391,503	0.7%
Automatic Data Processing Inc.	7,086,500	362,049	0.7%
* eBay Inc.	11,800,300	349,171	0.6%
Qualcomm Inc.	6,017,800	329,776	0.6%
Information Technology—Other †		561,872	1.0%
		5,196,657	9.5%
Materials
Dow Chemical Co.	15,528,400	430,292	0.8%
Air Products & Chemicals Inc.	4,008,200	335,687	0.6%
Materials—Other †		659,013	1.2%
		1,424,992	2.6%
Telecommunication Services
AT&T Inc.	45,247,785	1,311,281	2.4%

Utilities
Dominion Resources Inc.	9,253,100	477,645	0.9%
NextEra Energy Inc.	7,752,300	429,787	0.8%
Exelon Corp.	7,822,674	346,623	0.6%
PG&E Corp.	8,342,600	324,027	0.6%
		1,578,082	2.9%
Total Common Stocks (Cost $30,059,264)		36,020,129	65.7%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.500%	6/30/16	675,700	695,126	1.2%
	United States Treasury
	Note/Bond	0.125%–4.375%	9/30/13–5/15/41	243,000	270,653	0.5%
					965,779	1.7%

Agency Notes †					13,740	0.0%

Conventional Mortgage-Backed Securities
[1,2,3] Freddie Mac Gold Pool		3.500%–4.000%	8/1/13–11/1/41	1,725,692	1,787,048	3.3%
	Conventional
	Mortgage-Backed
	Securities—Other †				8,109	0.0%
					1,795,157	3.3%

Nonconventional Mortgage-Backed Securities
[1,2]	Freddie Mac REMICS	3.500%–4.000%	12/15/30-4/15/31	114,446	121,626	0.2%
	Nonconventional
	Mortgage-Backed
	Securities—Other †				29,694	0.1%
					151,320	0.3%
Total U.S. Government and Agency Obligations (Cost $2,814,476)					2,925,996	5.3%
Asset-Backed/Commercial Mortgage-Backed Securities
2	GE Capital Commercial
	Mortgage Corp.	5.145%	7/10/37	15,640	16,282	0.0%
2	GE Capital Credit Card Master
	Note Trust	3.800%	11/15/17	32,000	34,201	0.1%
4	Asset-Backed/Commercial
	Mortgage-Backed
	Securities—Other †				478,165	0.9%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $525,335)					528,648	1.0%
Corporate Bonds
Finance
	Banking
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	28,292	0.1%
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,311	0.0%
	Goldman Sachs Group Inc.	3.625%–6.750%	5/1/14–2/1/41	348,091	332,313	0.6%
2	JPMorgan Chase & Co.	4.950%–7.900%	9/15/14–12/29/49	339,861	357,500	0.6%
	Wachovia Bank NA	6.600%	1/15/38	60,000	64,574	0.1%
	Wachovia Corp.	5.250%–5.500%	5/1/13–8/1/14	37,900	40,035	0.1%
	Wells Fargo & Co.	3.625%–5.625%	9/1/12–12/11/17	180,350	190,328	0.3%
4	Banking—Other †				3,024,412	5.5%
	Brokerage †				28,321	0.1%
	Finance Companies
	General Electric
	Capital Corp.	2.950%–6.750%	1/15/13–8/7/37	312,235	319,919	0.6%
4	Finance Companies—
	Other †				6,827	0.0%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Insurance
ACE Capital Trust II	9.700%	4/1/30	20,000	26,400	0.1%
ACE INA Holdings Inc.	2.600%–5.800%	11/23/15–3/15/18	51,360	57,214	0.1%
4 Insurance—Other †				845,127	1.5%
Other Finance †				54,736	0.1%
4 Real Estate Investment Trusts †				272,711	0.5%
				5,659,020	10.3%
Industrial
4 Basic Industry †				181,011	0.3%
Capital Goods
General Electric Co.	5.250%	12/6/17	41,685	46,897	0.1%
4 Capital Goods—Other †				446,160	0.8%
Communication
AT&T Inc.	2.950%–6.800%	9/15/14–9/1/37	211,910	239,502	0.4%
BellSouth Corp.	5.200%–6.550%	9/15/14–11/15/34	64,220	72,174	0.1%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	27,600	32,452	0.1%
Comcast Corp.	5.700%	5/15/18	20,000	22,670	0.0%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	24,354	0.1%
Communication—Other †				697,898	1.3%
4 Consumer Cyclical †				839,947	1.6%
Consumer Noncyclical
Johnson & Johnson	2.150%–5.150%	5/15/16–7/15/18	55,800	60,144	0.1%
Merck & Co. Inc.	6.550%	9/15/37	10,000	13,529	0.0%
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,745	0.0%
PepsiCo Inc.	3.100%	1/15/15	38,800	41,009	0.1%
Pfizer Inc.	5.350%	3/15/15	33,000	37,367	0.1%
Philip Morris
International Inc.	4.125%–4.500%	3/26/20–5/17/21	51,275	55,490	0.1%
2 Procter & Gamble - Esop	9.360%	1/1/21	47,717	63,779	0.1%
Wyeth	5.950%	4/1/37	25,000	30,371	0.1%
4 Consumer Noncyclical—Other †				1,235,915	2.2%
4 Energy †				398,462	0.7%
4 Other Industrial †				52,490	0.1%
Technology
International Business
Machines Corp.	1.950%–8.375%	1/5/16–11/29/32	113,611	130,430	0.3%
Microsoft Corp.	4.000%	2/8/21	16,000	17,711	0.0%
Technology—Other †				311,957	0.6%
4 Transportation †				234,246	0.4%
				5,299,710	9.7%
Utilities
Electric
Florida Power & Light Co.	4.950%–5.950%	2/1/35–2/1/38	104,215	130,046	0.2%
4 Electric—Other †				1,154,810	2.1%
4 Natural Gas †				227,915	0.4%
Other Utility †				43,438	0.1%
				1,556,209	2.8%
Total Corporate Bonds (Cost $11,683,138)				12,514,939	22.8%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $ 455,817) †				504,139	0.9%
[4]Taxable Municipal Bonds (Cost $ 919,633) †				1,069,887	2.0%

Wellington Fund

				Market	Percentage
		Maturity		Value	of Net
	Coupon	Date	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund	0.135%		16,328,400	16,328	0.0%

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 11/30/11, Repurchase
Value $62,200,000, collateralized
by Federal National Mortgage
Assn. 3.500%–4.000%,
2/1/41–3/1/41)	0.130%	12/1/11	62,200	62,200	0.1%
Deutsche Bank Securities, Inc.
(Dated 11/30/11, Repurchase
Value $80,100,000, collateralized
by Federal National Mortgage
Assn. 5.000%–7.000%,
4/1/38–10/1/38)	0.140%	12/1/11	80,100	80,100	0.2%
HSBC Bank USA
(Dated 11/30/11, Repurchase
Value $437,502,000, collateralized
by Federal Home Loan Mortgage
Corp. 3.500%–7.500%,
4/1/16–12/1/41)	0.140%	12/1/11	437,500	437,500	0.8%
RBS Securities, Inc.
(Dated 11/30/11, Repurchase
Value $402,202,000, collateralized
by Government National Mortgage
Assn. 1.700%–6.000%,
5/20/37–10/20/61)	0.140%	12/1/11	402,200	402,200	0.7%
TD Bank Group
(Dated 11/30/11, Repurchase
Value $25,000,000, collateralized
by U.S. Treasury Note 0.125%,
9/30/13)	0.140%	12/1/11	25,000	25,000	0.1%
				1,007,000	1.9%
Total Temporary Cash Investments (Cost $1,023,328)				1,023,328	1.9%
^Total Investments (Cost $47,480,991)				54,587,066	99.6%
Other Assets and Liabilities
Other Assets[7]				524,987	1.0%
Liabilities[6]				(321,998)	(0.6%)
				202,989	0.4%
Net Assets				54,790,055	100.0%

Wellington Fund

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	47,531,783
Undistributed Net Investment Income	244,473
Accumulated Net Realized Losses	(92,853)
Unrealized Appreciation (Depreciation)
Investment Securities	7,106,075
Futures Contracts	595
Foreign Currencies	(18)
Net Assets	54,790,055

Investor Shares—Net Assets
Applicable to 828,346,336 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,742,544
Net Asset Value Per Share—Investor Shares	$31.08

Admiral Shares—Net Assets
Applicable to 541,135,621 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	29,047,511
Net Asset Value Per Share—Admiral Shares	$53.68

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ The total value of securities on loan is $15,729,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $2,173,538,000, representing 4.0% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $16,328,000 of collateral received for securities on loan.
7 Cash of $3,320,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Dividends[1]	972,222
Interest	798,893
Security Lending	11,127
Total Income	1,782,242
Expenses
Investment Advisory Fees—Note B
Basic Fee	38,030
Performance Adjustment	1,383
The Vanguard Group—Note C
Management and Administrative—Investor Shares	46,430
Management and Administrative—Admiral Shares	27,866
Marketing and Distribution—Investor Shares	6,430
Marketing and Distribution—Admiral Shares	5,632
Custodian Fees	490
Auditing Fees	33
Shareholders’ Reports—Investor Shares	421
Shareholders’ Reports—Admiral Shares	123
Trustees’ Fees and Expenses	112
Total Expenses	126,950
Net Investment Income	1,655,292
Realized Net Gain (Loss)
Investment Securities Sold	2,001,204
Futures Contracts	(42,709)
Swap Contracts	4,408
Foreign Currencies	(1,029)
Realized Net Gain (Loss)	1,961,874
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(109,902)
Futures Contracts	595
Foreign Currencies	(6)
Change in Unrealized Appreciation (Depreciation)	(109,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,507,853
1 Dividends are net of foreign withholding taxes of $18,045,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,655,292	1,482,026
Realized Net Gain (Loss)	1,961,874	857,687
Change in Unrealized Appreciation (Depreciation)	(109,313)	731,677
Net Increase (Decrease) in Net Assets Resulting from Operations	3,507,853	3,071,390
Distributions
Net Investment Income
Investor Shares	(772,854)	(859,061)
Admiral Shares	(834,384)	(629,966)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,607,238)	(1,489,027)
Capital Share Transactions
Investor Shares	(1,962,619)	(2,346,300)
Admiral Shares	3,512,544	4,778,476
Net Increase (Decrease) from Capital Share Transactions	1,549,925	2,432,176
Total Increase (Decrease)	3,450,540	4,014,539
Net Assets
Beginning of Period	51,339,515	47,324,976
End of Period[1]	54,790,055	51,339,515
1 Net Assets—End of Period includes undistributed net investment income of $244,473,000 and $194,785,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.94	$28.99	$23.79	$34.56	$33.76
Investment Operations
Net Investment Income	.929	.868	.909	1.037	1.059
Net Realized and Unrealized Gain (Loss)
on Investments	1.115	.960	5.217	(9.289)	2.172
Total from Investment Operations	2.044	1.828	6.126	(8.252)	3.231
Distributions
Dividends from Net Investment Income	(.904)	(.878)	(.926)	(1.094)	(1.030)
Distributions from Realized Capital Gains	—	—	—	(1.424)	(1.401)
Total Distributions	(.904)	(.878)	(.926)	(2.518)	(2.431)
Net Asset Value, End of Period	$31.08	$29.94	$28.99	$23.79	$34.56

Total Return[1]	6.85%	6.43%	26.46%	-25.59%	10.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,743	$26,717	$28,114	$22,486	$31,451
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.30%	0.34%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.95%	2.97%	3.59%	3.44%	3.14%
Portfolio Turnover Rate	38%[3]	35%	28%	30%	23%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.02%, 0.01%, and 0.01%.
3 Includes 9% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$51.71	$50.07	$41.10	$59.71	$58.32
Investment Operations
Net Investment Income	1.645	1.542	1.619	1.848	1.894
Net Realized and Unrealized Gain (Loss)
on Investments	1.930	1.658	8.999	(16.048)	3.762
Total from Investment Operations	3.575	3.200	10.618	(14.200)	5.656
Distributions
Dividends from Net Investment Income	(1.605)	(1.560)	(1.648)	(1.950)	(1.847)
Distributions from Realized Capital Gains	—	—	—	(2.460)	(2.419)
Total Distributions	(1.605)	(1.560)	(1.648)	(4.410)	(4.266)
Net Asset Value, End of Period	$53.68	$51.71	$50.07	$41.10	$59.71

Total Return	6.94%	6.52%	26.57%	-25.52%	10.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,048	$24,623	$19,211	$14,696	$19,323
Ratio of Total Expenses to
Average Net Assets[1]	0.19%	0.22%	0.23%	0.18%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.03%	3.05%	3.70%	3.55%	3.25%
Portfolio Turnover Rate	38%[2]	35%	28%	30%	23%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.02%, 0.01%, and 0.01%.
2 Includes 9% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellington Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash-settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash-settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash-settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

The fund had no open swap contacts at November 30, 2011.

Wellington Fund

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that purchase and sale treatment continues to be appropriate for the mortgage-dollar-roll arrangements entered into by the fund.

7. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Wellington Fund

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the year ended November 30, 2011, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before an increase of $1,383,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $8,964,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 3.59% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellington Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	34,028,702	1,991,427	—
U.S. Government and Agency Obligations	—	2,925,996	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	528,648	—
Corporate Bonds	—	12,514,939	—
Sovereign Bonds	—	504,139	—
Taxable Municipal Bonds	—	1,069,887	—
Temporary Cash Investments	16,328	1,007,000	—
Futures Contracts—Assets[1]	811	—	—
Total	34,045,841	20,542,036	—
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) on derivatives for the year ended November 30, 2011, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(42,709)	—	(42,709)
Swap Contracts	—	4,408	4,408
Realized Net Gain (Loss) on Derivatives	(42,709)	4,408	(38,301)

At November 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2012	(2,075)	(268,388)	595

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Wellington Fund

During the year ended November 30, 2011, the fund realized net foreign currency losses of $1,029,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $2,663,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at November 30, 2011, the fund had $333,775,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $35,883,000 to offset future net capital gains through November 30, 2017.

The fund had realized losses totaling $41,307,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2011, the cost of investment securities for tax purposes was $47,540,580,000. Net unrealized appreciation of investment securities for tax purposes was $7,046,486,000, consisting of unrealized gains of $8,570,200,000 on securities that had risen in value since their purchase and $1,523,714,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2011, the fund purchased $13,876,648,000 of investment securities and sold $12,585,133,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,103,194,000 and $7,779,937,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,863,624	122,449	4,053,445	138,444
Issued in Lieu of Cash Distributions	751,643	24,136	832,812	28,659
Redeemed	(6,577,886)	(210,620)	(7,232,557)	(244,648)
Net Increase (Decrease)—Investor Shares	(1,962,619)	(64,035)	(2,346,300)	(77,545)
Admiral Shares
Issued	6,312,591	116,559	6,523,387	127,011
Issued in Lieu of Cash Distributions	768,903	14,297	577,590	11,508
Redeemed	(3,568,950)	(65,855)	(2,322,501)	(46,086)
Net Increase (Decrease)—Admiral Shares	3,512,544	65,001	4,778,476	92,433

I. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets--investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2012

Special 2011 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $874,016,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 46.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares
Periods Ended November 30, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.85%	3.33%	6.08%
Returns After Taxes on Distributions	6.11	2.21	4.86
Returns After Taxes on Distributions and Sale of Fund Shares	4.78	2.42	4.75

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2011	11/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$958.92	$1.23
Admiral Shares	1,000.00	959.28	0.83
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The firm and the fund’s management team have depth and stability. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. The firm has advised the fund since its inception in 1929.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
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Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
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and Chief Operating Officer (retired 2010) of Corning
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Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
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Chief Executive Officer and President, 1996–2008

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Founder
Glenn Booraem
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of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All rights reserved.
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Q210 012012

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

		Market
		Value
	Shares	($000)

Common Stocks (65.7%)
Consumer Discretionary (5.5%)
Comcast Corp. Class A	27,149,300	615,475
Walt Disney Co.	12,590,900	451,384
Target Corp.	7,545,500	397,648
Time Warner Inc.	8,991,000	313,067
Johnson Controls Inc.	9,874,400	310,846
* Ford Motor Co.	22,569,760	239,239
Lowe's Cos. Inc.	9,804,200	235,399
Staples Inc.	12,810,300	184,596
Home Depot Inc.	4,212,400	165,210
Honda Motor Co. Ltd. ADR	3,186,500	100,853
		3,013,717
Consumer Staples (5.5%)
Philip Morris International Inc.	7,692,400	586,469
Procter & Gamble Co.	9,012,475	581,935
PepsiCo Inc.	8,677,400	555,354
Unilever NV	8,927,500	304,517
Anheuser-Busch InBev NV	5,087,489	304,217
CVS Caremark Corp.	7,750,600	301,033
Coca-Cola Co.	3,547,700	238,512
Archer-Daniels-Midland Co.	6,134,700	184,777
		3,056,814
Energy (9.4%)
Exxon Mobil Corp.	17,623,864	1,417,664
Chevron Corp.	10,550,000	1,084,751
Anadarko Petroleum Corp.	7,737,300	628,810
Occidental Petroleum Corp.	3,765,100	372,368
Total SA ADR	6,944,300	359,298
Baker Hughes Inc.	5,891,100	321,713
BG Group plc	12,238,170	262,498
^ Encana Corp. (New York Shares)	9,828,904	197,070
BP plc ADR	4,351,100	189,490
Petroleo Brasileiro SA ADR	6,748,600	182,145
Cenovus Energy Inc.	4,011,104	133,931
		5,149,738
Financials (10.5%)
Wells Fargo & Co.	36,494,517	943,748
JPMorgan Chase & Co.	20,480,776	634,290
ACE Ltd.	6,664,800	463,404
MetLife Inc.	12,738,005	400,992
PNC Financial Services Group Inc.	7,302,800	395,885
BlackRock Inc.	1,839,100	316,399
Goldman Sachs Group Inc.	2,804,400	268,830
Chubb Corp.	3,959,800	267,049
Standard Chartered plc	11,860,041	258,206
US Bancorp	9,503,600	246,333
Prudential Financial Inc.	4,488,300	227,287
Barclays plc	56,693,000	163,319
Bank of America Corp.	29,864,500	162,463
Swiss Re AG	2,771,025	146,591
HSBC Holdings plc ADR	3,669,900	143,677
* UBS AG	11,093,934	138,341
Mitsubishi UFJ Financial Group Inc.	29,809,900	130,568
Marsh & McLennan Cos. Inc.	4,066,000	122,753
Hartford Financial Services Group Inc.	6,275,332	111,450
Morgan Stanley	7,360,600	108,863
State Street Corp.	2,700,627	107,080
		5,757,528
Health Care (10.1%)
Pfizer Inc.	47,834,641	960,041
Merck & Co. Inc.	22,072,152	789,080
Eli Lilly & Co.	17,194,900	650,827

1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

		Market
		Value
	Shares	($000)
Johnson & Johnson	9,263,200	599,514
Medtronic Inc.	13,432,900	489,361
AstraZeneca plc ADR	8,871,100	407,893
Cardinal Health Inc.	9,506,200	403,633
Teva Pharmaceutical Industries Ltd. ADR	6,942,200	274,981
Bristol-Myers Squibb Co.	7,926,000	259,339
UnitedHealth Group Inc.	4,796,400	233,920
* Celgene Corp.	3,447,800	217,487
Amgen Inc.	2,632,100	152,425
* Gilead Sciences Inc.	2,539,300	101,191
		5,539,692
Industrials (7.3%)
United Parcel Service Inc. Class B	6,840,600	490,813
General Electric Co.	29,557,200	470,255
Honeywell International Inc.	7,313,400	396,021
Deere & Co.	4,739,100	375,574
Waste Management Inc.	10,935,400	342,278
Siemens AG	3,348,951	338,913
FedEx Corp.	3,907,100	324,602
General Dynamics Corp.	4,407,300	291,146
Raytheon Co.	5,731,100	261,166
Canadian National Railway Co.	2,811,400	218,052
Northrop Grumman Corp.	3,226,800	184,153
Schneider Electric SA	2,953,364	167,941
Emerson Electric Co.	2,501,700	130,714
		3,991,628
Information Technology (9.5%)
International Business Machines Corp.	4,899,100	921,031
Microsoft Corp.	35,481,900	907,627
Texas Instruments Inc.	16,303,200	490,726
Intel Corp.	19,606,800	488,406
Oracle Corp.	12,583,600	394,496
Cisco Systems Inc.	21,003,400	391,503
Automatic Data Processing Inc.	7,086,500	362,049
* eBay Inc.	11,800,300	349,171
Qualcomm Inc.	6,017,800	329,776
Accenture plc Class A	5,298,950	306,968
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,102,885	169,289
^ SAP AG ADR	1,427,875	85,615
		5,196,657
Materials (2.6%)
Dow Chemical Co.	15,528,400	430,292
Air Products & Chemicals Inc.	4,008,200	335,687
BASF SE	3,000,164	219,173
Kinross Gold Corp.	12,843,400	179,422
^ CRH plc ADR	8,101,900	155,151
ArcelorMittal	5,572,600	105,267
		1,424,992
Telecommunication Services (2.4%)
AT&T Inc.	45,247,785	1,311,281

Utilities (2.9%)
Dominion Resources Inc.	9,253,100	477,645
NextEra Energy Inc.	7,752,300	429,787
Exelon Corp.	7,822,674	346,623
PG&E Corp.	8,342,600	324,027
		1,578,082

Total Common Stocks (Cost $30,059,264)		36,020,129

2

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (5.3%)
U.S. Government Securities (1.7%)
	United States Treasury Note/Bond	0.125%	9/30/13	49,000	48,878
	United States Treasury Note/Bond	0.250%	9/15/14	31,000	30,893
	United States Treasury Note/Bond	1.500%	6/30/16	675,700	695,126
	United States Treasury Note/Bond	2.750%	2/15/19	52,000	56,217
	United States Treasury Note/Bond	2.125%	8/15/21	21,000	21,125
	United States Treasury Note/Bond	4.375%	5/15/41	90,000	113,540
					965,779
Agency Notes (0.0%)
1	PNC Funding Corp.	2.300%	6/22/12	13,590	13,740

Conventional Mortgage-Backed Securities (3.3%)
2,3	Freddie Mac Gold Pool	3.500%	10/1/40–11/1/41	469,738	478,606
2,3,4	Freddie Mac Gold Pool	4.000%	8/1/13–11/1/41	1,255,954	1,308,442
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	7,007	8,078
2	Ginnie Mae I Pool	8.000%	6/15/17	31	31
					1,795,157
Nonconventional Mortgage-Backed Securities (0.3%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	9,730	9,820
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	19,874
2,3	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,815
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	115,811
					151,320
Total U.S. Government and Agency Obligations (Cost $2,814,476)					2,925,996
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
2	Ally Auto Receivables Trust	1.350%	12/15/15	12,550	12,598
2,5	Ally Master Owner Trust	2.880%	4/15/15	22,650	23,088
2	Ally Master Owner Trust	2.150%	1/15/16	48,866	49,458
2	AmeriCredit Automobile Receivables Trust	1.170%	1/8/16	10,765	10,727
2,5	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	56,275	56,752
2,5	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	12,000	12,524
2	Credit Suisse First Boston Mortgage Securities Corp.	4.597%	3/15/35	30,600	31,289
2	Credit Suisse First Boston Mortgage Securities Corp.	5.183%	11/15/36	5,341	5,456
2	Ford Credit Floorplan Master Owner Trust	1.500%	9/15/15	13,350	13,340
2,6	Ford Credit Floorplan Master Owner Trust	2.120%	2/15/16	25,390	25,699
2,5	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	16,270	17,449
2	GE Capital Commercial Mortgage Corp.	5.145%	7/10/37	15,640	16,282
2	GE Capital Credit Card Master Note Trust	3.800%	11/15/17	32,000	34,201
2,5	Hertz Vehicle Financing LLC	4.260%	3/25/14	29,500	30,386
2,5	Hertz Vehicle Financing LLC	2.200%	3/25/16	36,320	36,856
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.994%	7/12/35	35,650	36,547
2,5	Marriott Vacation Club Owner Trust	5.362%	10/20/28	2,728	2,810
2	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	19,361	19,788
2,5	Santander Consumer Acquired Receivables Trust	1.400%	10/15/14	24,176	24,234
2,5	Santander Drive Auto Receivables Trust	1.830%	11/17/14	27,420	27,496
2	Santander Drive Auto Receivables Trust	2.350%	11/16/15	13,545	13,559
2	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	27,925	28,109
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $525,335)					528,648
Corporate Bonds (22.8%)
Finance (10.3%)
	Banking (7.3%)
	American Express Bank FSB	5.550%	10/17/12	50,000	51,781
	American Express Bank FSB	5.500%	4/16/13	15,000	15,690
	American Express Credit Corp.	5.875%	5/2/13	44,000	46,350
	American Express Credit Corp.	2.750%	9/15/15	10,000	9,914
5	ANZ National International Ltd.	2.375%	12/21/12	15,445	15,533
5	ANZ National International Ltd./New Zealand	6.200%	7/19/13	18,960	20,222
	Bank of America Corp.	6.000%	9/1/17	84,725	78,427

3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.750%	12/1/17	30,000	27,341
	Bank of America NA	5.300%	3/15/17	68,000	59,996
	Bank of America NA	6.000%	10/15/36	30,000	24,765
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	63,301
	Bank of Nova Scotia	3.400%	1/22/15	82,000	86,023
	Barclays Bank plc	2.375%	1/13/14	53,000	51,902
	Barclays Bank plc	5.000%	9/22/16	15,570	15,854
2,5	Barclays Bank plc	5.926%	9/29/49	51,000	36,195
	BB&T Corp.	3.200%	3/15/16	34,000	35,210
	BB&T Corp.	4.900%	6/30/17	8,045	8,644
	BB&T Corp.	5.250%	11/1/19	8,000	8,730
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	9,506
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	18,786
	BNY Mellon NA	4.750%	12/15/14	4,750	5,123
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	56,000	56,018
	Capital One Bank USA NA	6.500%	6/13/13	20,705	21,932
	Capital One Financial Corp.	5.250%	2/21/17	3,580	3,768
	Citigroup Inc.	5.300%	10/17/12	50,000	50,765
	Citigroup Inc.	4.587%	12/15/15	23,975	23,893
	Citigroup Inc.	3.953%	6/15/16	41,322	40,537
	Citigroup Inc.	5.850%	8/2/16	30,000	31,670
	Citigroup Inc.	6.125%	11/21/17	64,960	67,767
	Citigroup Inc.	8.500%	5/22/19	34,000	38,993
	Citigroup Inc.	5.375%	8/9/20	14,700	14,697
	Citigroup Inc.	6.625%	6/15/32	45,000	40,317
	Citigroup Inc.	6.125%	8/25/36	30,000	25,337
	Citigroup Inc.	8.125%	7/15/39	8,325	9,659
5	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	3.200%	3/11/15	52,000	54,330
5	Credit Agricole SA/London	3.500%	4/13/15	50,000	46,333
	Credit Suisse New York	5.000%	5/15/13	87,750	90,314
	Credit Suisse New York	2.200%	1/14/14	41,000	40,415
	Credit Suisse New York	5.500%	5/1/14	30,000	31,619
	Credit Suisse New York	5.400%	1/14/20	40,000	36,510
	Credit Suisse USA Inc.	6.500%	1/15/12	15,000	15,081
	Deutsche Bank AG	5.375%	10/12/12	41,245	42,231
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	59,656
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,311
	Goldman Sachs Group Inc.	6.000%	5/1/14	40,000	41,083
	Goldman Sachs Group Inc.	5.350%	1/15/16	70,000	70,020
	Goldman Sachs Group Inc.	3.625%	2/7/16	7,111	6,754
	Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	39,087
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	43,516
	Goldman Sachs Group Inc.	6.000%	6/15/20	5,000	4,874
	Goldman Sachs Group Inc.	5.250%	7/27/21	12,665	11,733
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	44,021
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	39,212
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	32,013
5	HBOS plc	6.000%	11/1/33	48,880	29,891
5	HSBC Bank plc	2.000%	1/19/14	38,000	37,896
5	HSBC Bank plc	3.500%	6/28/15	17,937	18,122
5	HSBC Bank plc	4.750%	1/19/21	62,040	62,631
	HSBC Bank USA NA	4.625%	4/1/14	19,710	20,265
	HSBC Holdings plc	6.500%	5/2/36	25,000	23,846
	HSBC Holdings plc	6.100%	1/14/42	54,000	56,597
5	ING Bank NV	2.650%	1/14/13	40,000	39,909
5	ING Bank NV	2.000%	10/18/13	40,000	38,741
	JPMorgan Chase & Co.	5.125%	9/15/14	50,000	52,248
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	41,939
	JPMorgan Chase & Co.	6.000%	1/15/18	57,000	62,679
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,343
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	56,020
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	100,174
2	JPMorgan Chase & Co.	7.900%	12/29/49	31,521	33,097

4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Mellon Funding Corp.	5.000%	12/1/14	30,000	32,361
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	65,665
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	21,856
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	37,803
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	25,000	20,148
	Morgan Stanley	6.750%	10/15/13	25,775	26,911
	Morgan Stanley	7.070%	2/10/14	17,500	18,279
	Morgan Stanley	4.750%	4/1/14	70,000	67,186
	Morgan Stanley	6.000%	5/13/14	20,000	19,816
	Morgan Stanley	6.000%	4/28/15	44,000	42,737
	Morgan Stanley	3.800%	4/29/16	14,470	12,731
	Morgan Stanley	5.450%	1/9/17	70,000	65,071
	Morgan Stanley	5.750%	1/25/21	55,425	49,062
	Morgan Stanley	6.250%	8/9/26	20,000	17,025
	National City Corp.	6.875%	5/15/19	13,950	16,182
5	Nordea Bank AB	2.125%	1/14/14	39,500	39,212
5	Nordea Bank AB	3.700%	11/13/14	22,880	23,326
	Northern Trust Co.	4.600%	2/1/13	5,925	6,168
	Northern Trust Corp.	5.200%	11/9/12	34,940	36,399
	Northern Trust Corp.	3.450%	11/4/20	9,000	9,098
	Paribas	6.950%	7/22/13	40,000	40,922
	PNC Bank NA	4.875%	9/21/17	50,000	52,582
2	PNC Financial Services Group Inc.	8.250%	5/31/49	44,000	44,000
5	Societe Generale SA	5.200%	4/15/21	80,795	69,030
5	Standard Chartered plc	3.850%	4/27/15	14,990	15,065
	State Street Corp.	5.375%	4/30/17	76,315	87,211
5	Svenska Handelsbanken AB	4.875%	6/10/14	56,000	59,176
	Toronto-Dominion Bank	1.375%	7/14/14	34,045	34,196
	UBS AG	3.875%	1/15/15	50,000	49,285
	UBS AG	5.875%	7/15/16	50,000	49,000
	US Bancorp	2.875%	11/20/14	32,000	33,257
	US Bank NA	6.300%	2/4/14	30,000	32,911
	Wachovia Bank NA	6.600%	1/15/38	60,000	64,574
	Wachovia Corp.	5.500%	5/1/13	35,000	36,971
	Wachovia Corp.	5.250%	8/1/14	2,900	3,064
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,289
	Wells Fargo & Co.	5.250%	10/23/12	50,000	51,910
	Wells Fargo & Co.	4.625%	4/15/14	15,000	15,536
	Wells Fargo & Co.	3.750%	10/1/14	28,000	29,454
	Wells Fargo & Co.	3.625%	4/15/15	2,200	2,284
	Wells Fargo & Co.	3.676%	6/15/16	19,000	19,901
	Wells Fargo & Co.	5.125%	9/15/16	25,000	26,188
	Wells Fargo & Co.	5.625%	12/11/17	31,150	34,766
	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	12,431
	Charles Schwab Corp.	4.950%	6/1/14	14,750	15,890
	Finance Companies (0.6%)
	General Electric Capital Corp.	5.450%	1/15/13	31,585	33,034
	General Electric Capital Corp.	2.950%	5/9/16	25,000	25,060
	General Electric Capital Corp.	5.400%	2/15/17	20,000	21,888
	General Electric Capital Corp.	5.625%	9/15/17	20,000	21,886
	General Electric Capital Corp.	4.625%	1/7/21	117,000	116,522
	General Electric Capital Corp.	5.300%	2/11/21	30,850	31,774
	General Electric Capital Corp.	6.750%	3/15/32	30,000	32,165
	General Electric Capital Corp.	6.150%	8/7/37	37,800	37,590
2,5	US Trade Funding Corp.	4.260%	11/15/14	6,525	6,827
	Insurance (1.7%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	26,400
	ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,128
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	46,086
	Aetna Inc.	6.500%	9/15/18	11,460	13,770
	Allstate Corp.	5.000%	8/15/14	10,000	10,934
2	Allstate Corp.	6.500%	5/15/57	20,000	18,000

5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Allstate Corp.	6.125%	5/15/67	30,000	27,000
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	53,669
	Chubb Corp.	6.000%	5/11/37	50,000	58,005
	Cincinnati Financial Corp.	6.920%	5/15/28	14,800	15,868
5	Farmers Exchange Capital	7.050%	7/15/28	25,000	26,455
	Genworth Global Funding Trusts	5.750%	5/15/13	25,000	25,588
	Hartford Financial Services Group Inc.	4.625%	7/15/13	9,000	9,230
	Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	15,547
	Hartford Financial Services Group Inc.	6.000%	1/15/19	4,845	4,934
5	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	47,787
5	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	35,096
5	MassMutual Global Funding II	2.875%	4/21/14	11,390	11,646
5	Metropolitan Life Global Funding I	5.125%	6/10/14	20,000	21,550
5	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	59,644
5	New York Life Global Funding	5.250%	10/16/12	10,720	11,127
5	New York Life Insurance Co.	5.875%	5/15/33	55,395	62,730
	Prudential Financial Inc.	5.150%	1/15/13	10,615	11,031
	Prudential Financial Inc.	4.750%	4/1/14	28,700	30,346
	Prudential Financial Inc.	5.100%	9/20/14	10,000	10,710
	Prudential Financial Inc.	3.000%	5/12/16	11,995	11,798
	Prudential Financial Inc.	4.500%	11/15/20	34,365	33,185
5	TIAA Global Markets Inc.	5.125%	10/10/12	46,100	47,693
	Torchmark Corp.	7.875%	5/15/23	45,000	52,810
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	37,528
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	11,095
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	30,669
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	28,996
	WellPoint Inc.	4.350%	8/15/20	10,000	10,686
	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	52,025	54,736

	Real Estate Investment Trusts (0.5%)
	Duke Realty LP	5.950%	2/15/17	3,075	3,249
	Duke Realty LP	6.500%	1/15/18	8,755	9,402
	HCP Inc.	3.750%	2/1/16	7,950	7,993
	Realty Income Corp.	6.750%	8/15/19	21,075	23,797
	Simon Property Group LP	5.100%	6/15/15	50,000	54,330
	Simon Property Group LP	6.100%	5/1/16	49,050	55,282
	Simon Property Group LP	6.125%	5/30/18	10,000	11,327
5	WCI Finance LLC / WEA Finance LLC	5.700%	10/1/16	64,150	69,203
5	WEA Finance LLC	7.125%	4/15/18	34,000	38,128
					5,659,020
Industrial (9.7%)
	Basic Industry (0.3%)
	ArcelorMittal	6.750%	3/1/41	9,098	7,736
	BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	18,279
	EI du Pont de Nemours & Co.	2.750%	4/1/16	54,000	56,701
2,5	Pacific Beacon LLC	5.379%	7/15/26	8,801	9,595
	PPG Industries Inc.	6.875%	2/15/12	9,355	9,460
	Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	27,801
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	43,666
2	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	6,375	7,773
	Capital Goods (0.9%)
	3M Co.	6.375%	2/15/28	30,000	38,949
	Boeing Co.	8.625%	11/15/31	9,460	14,270
	Caterpillar Inc.	3.900%	5/27/21	42,840	45,645
	Caterpillar Inc.	7.300%	5/1/31	10,000	14,041
	Deere & Co.	7.125%	3/3/31	17,500	24,333
	General Dynamics Corp.	3.875%	7/15/21	14,925	15,999
	General Electric Co.	5.250%	12/6/17	41,685	46,897
	Honeywell International Inc.	4.250%	3/1/21	40,681	45,078
	Raytheon Co.	1.625%	10/15/15	35,210	35,097

6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	104,299
United Technologies Corp.	7.500%	9/15/29	19,230	26,742
United Technologies Corp.	6.050%	6/1/36	20,325	24,913
United Technologies Corp.	6.125%	7/15/38	45,000	56,794
Communication (2.0%)
AT&T Inc.	5.100%	9/15/14	40,160	44,284
AT&T Inc.	2.950%	5/15/16	23,655	24,434
AT&T Inc.	5.600%	5/15/18	44,000	50,526
AT&T Inc.	5.800%	2/15/19	10,000	11,494
AT&T Inc.	6.450%	6/15/34	73,115	83,709
AT&T Inc.	6.800%	5/15/36	11,305	13,725
AT&T Inc.	6.500%	9/1/37	9,675	11,330
BellSouth Corp.	5.200%	9/15/14	20,000	22,050
BellSouth Corp.	6.550%	6/15/34	32,225	36,898
BellSouth Corp.	6.000%	11/15/34	11,995	13,226
BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	32,452
CBS Corp.	4.300%	2/15/21	27,830	27,813
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	28,000	30,501
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	27,916
Comcast Corp.	5.700%	5/15/18	20,000	22,670
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	7,665	7,735
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	31,150	31,900
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	20,947
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	24,640	26,891
Discovery Communications LLC	5.625%	8/15/19	10,635	11,876
Discovery Communications LLC	5.050%	6/1/20	8,365	9,019
France Telecom SA	4.375%	7/8/14	16,800	17,846
Grupo Televisa SAB	6.625%	1/15/40	25,090	27,555
NBCUniversal Media LLC	4.375%	4/1/21	23,900	24,354
News America Inc.	4.500%	2/15/21	14,500	14,633
News America Inc.	6.150%	2/15/41	33,265	35,247
Telefonica Emisiones SAU	3.992%	2/16/16	34,790	32,906
Time Warner Cable Inc.	5.850%	5/1/17	34,980	39,378
Time Warner Cable Inc.	6.750%	6/15/39	29,985	34,439
Verizon Communications Inc.	4.350%	2/15/13	15,530	16,182
Verizon Communications Inc.	5.500%	4/1/17	25,000	28,770
Verizon Communications Inc.	5.850%	9/15/35	49,525	57,026
Verizon Communications Inc.	6.900%	4/15/38	9,710	12,350
Verizon Communications Inc.	4.750%	11/1/41	11,880	11,905
Verizon Global Funding Corp.	7.750%	12/1/30	56,410	75,064
Verizon Maryland Inc.	7.150%	5/1/23	10,000	10,698
Vodafone Group plc	5.000%	12/16/13	10,000	10,726
Vodafone Group plc	5.375%	1/30/15	40,000	44,560
Vodafone Group plc	2.875%	3/16/16	33,000	34,015
Consumer Cyclical (1.6%)
5 American Honda Finance Corp.	4.625%	4/2/13	50,000	52,204
CVS Caremark Corp.	4.875%	9/15/14	25,200	27,662
CVS Caremark Corp.	5.750%	6/1/17	26,185	30,189
Daimler Finance North America LLC	6.500%	11/15/13	49,855	54,314
Daimler Finance North America LLC	8.500%	1/18/31	33,000	43,547
Home Depot Inc.	3.950%	9/15/20	16,000	16,865
Johnson Controls Inc.	7.125%	7/15/17	36,300	43,997
Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,038
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	47,142
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	21,020
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	31,216
Staples Inc.	9.750%	1/15/14	25,220	28,877
Target Corp.	5.875%	7/15/16	20,000	23,589
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	25,041
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	24,312
Time Warner Inc.	4.875%	3/15/20	14,000	14,889
Toyota Motor Credit Corp.	2.800%	1/11/16	42,517	43,984
Viacom Inc.	6.125%	10/5/17	7,500	8,606

7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	26,686
Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	32,550
Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	133,389
Walt Disney Co.	5.625%	9/15/16	30,000	35,564
Western Union Co.	5.930%	10/1/16	60,000	67,266
Consumer Noncyclical (2.8%)
Altria Group Inc.	4.125%	9/11/15	10,000	10,775
Altria Group Inc.	4.750%	5/5/21	18,300	19,254
Amgen Inc.	2.300%	6/15/16	25,340	24,901
Amgen Inc.	4.500%	3/15/20	6,625	6,848
Amgen Inc.	5.150%	11/15/41	36,000	34,686
Anheuser-Busch Cos. LLC	5.000%	3/1/19	15,000	16,827
Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	23,520
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	14,743
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	36,000	39,294
AstraZeneca plc	6.450%	9/15/37	23,385	30,117
Baxter International Inc.	5.900%	9/1/16	12,498	14,841
5 Cargill Inc.	6.000%	11/27/17	25,000	29,365
5 Cargill Inc.	4.307%	5/14/21	60,532	64,898
5 Cargill Inc.	6.875%	5/1/28	19,355	25,186
5 Cargill Inc.	6.125%	4/19/34	28,980	34,762
Coca-Cola Co.	5.350%	11/15/17	85,000	101,521
5 Coca-Cola Co.	3.300%	9/1/21	10,075	10,365
Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,120
Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,181
Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	45,506
Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	19,124
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	19,804
Diageo Capital plc	5.200%	1/30/13	16,190	17,010
Express Scripts Inc.	6.250%	6/15/14	14,670	16,020
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	52,311
Hershey Co.	4.850%	8/15/15	9,620	10,774
Johnson & Johnson	2.150%	5/15/16	41,000	42,538
Johnson & Johnson	5.150%	7/15/18	14,800	17,606
Kellogg Co.	4.000%	12/15/20	57,000	59,833
Kimberly-Clark Corp.	4.875%	8/15/15	30,000	33,684
Kraft Foods Inc.	5.375%	2/10/20	24,000	26,569
McKesson Corp.	3.250%	3/1/16	6,650	7,014
Medtronic Inc.	4.750%	9/15/15	20,000	22,434
Merck & Co. Inc.	6.550%	9/15/37	10,000	13,529
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,745
PepsiCo Inc.	3.100%	1/15/15	38,800	41,009
Pfizer Inc.	5.350%	3/15/15	33,000	37,367
Philip Morris International Inc.	4.500%	3/26/20	8,250	9,086
Philip Morris International Inc.	4.125%	5/17/21	43,025	46,404
2 Procter & Gamble - Esop	9.360%	1/1/21	47,717	63,779
5 Roche Holdings Inc.	6.000%	3/1/19	14,250	17,159
5 SABMiller plc	6.500%	7/1/16	50,000	58,375
Sanofi	4.000%	3/29/21	44,090	47,363
St. Jude Medical Inc.	2.500%	1/15/16	24,840	25,447
5 Tesco plc	5.500%	11/15/17	50,000	57,815
Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,905
Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,940
Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	12,034
Unilever Capital Corp.	4.250%	2/10/21	95,235	106,504
Wyeth	5.950%	4/1/37	25,000	30,371
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	39,086
Energy (0.7%)
Apache Finance Canada Corp.	7.750%	12/15/29	19,910	28,743
BP Capital Markets plc	3.125%	10/1/15	16,000	16,539
BP Capital Markets plc	3.200%	3/11/16	33,000	34,307
BP Capital Markets plc	4.750%	3/10/19	27,215	29,854
BP Capital Markets plc	4.500%	10/1/20	16,000	17,230

8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips	5.200%	5/15/18	80,000	91,517
EOG Resources Inc.	5.625%	6/1/19	16,100	18,813
5 Motiva Enterprises LLC	5.750%	1/15/20	5,065	5,784
Occidental Petroleum Corp.	4.100%	2/1/21	39,240	42,747
Shell International Finance BV	3.250%	9/22/15	44,000	47,065
Shell International Finance BV	4.375%	3/25/20	38,000	43,220
Suncor Energy Inc.	5.950%	12/1/34	20,700	22,643
Other Industrial (0.1%)
5 Hutchison Whampoa International 03/13 Ltd.	6.500%	2/13/13	50,000	52,490

Technology (0.9%)
Cisco Systems Inc.	4.450%	1/15/20	40,000	44,339
Dell Inc.	5.875%	6/15/19	34,840	40,381
Google Inc.	2.125%	5/19/16	27,365	28,161
Hewlett-Packard Co.	2.650%	6/1/16	17,000	17,159
Hewlett-Packard Co.	5.500%	3/1/18	29,135	32,587
Hewlett-Packard Co.	3.750%	12/1/20	82,000	80,543
Hewlett-Packard Co.	4.300%	6/1/21	26,000	26,452
International Business Machines Corp.	2.000%	1/5/16	40,400	41,118
International Business Machines Corp.	1.950%	7/22/16	23,211	23,521
International Business Machines Corp.	8.375%	11/1/19	25,000	34,936
International Business Machines Corp.	5.875%	11/29/32	25,000	30,855
Intuit Inc.	5.400%	3/15/12	19,610	19,862
Microsoft Corp.	4.000%	2/8/21	16,000	17,711
Oracle Corp.	6.125%	7/8/39	18,000	22,473
Transportation (0.4%)
2 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	29,246	30,270
5 ERAC USA Finance LLC	2.250%	1/10/14	5,890	5,920
5 ERAC USA Finance LLC	5.900%	11/15/15	19,500	21,904
5 ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,249
5 ERAC USA Finance LLC	7.000%	10/15/37	26,175	30,657
2 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	31,346	36,763
Southwest Airlines Co.	5.750%	12/15/16	32,500	36,175
2 Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	22,862	25,325
2 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	20,419	21,440
United Parcel Service Inc.	4.875%	11/15/40	14,815	16,543
				5,299,710
Utilities (2.8%)
Electric (2.3%)
Alabama Power Co.	5.550%	2/1/17	17,650	20,571
Alabama Power Co.	5.700%	2/15/33	15,000	18,491
Ameren Illinois Co.	6.125%	12/15/28	54,000	58,621
Carolina Power & Light Co.	6.300%	4/1/38	14,705	20,052
Commonwealth Edison Co.	5.950%	8/15/16	23,120	26,875
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	16,266
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	24,448
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	29,599
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	14,412
Dominion Resources Inc.	5.200%	8/15/19	19,250	21,969
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,516
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	21,263
Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	53,903
5 EDP Finance BV	5.375%	11/2/12	40,745	39,821
5 Enel Finance International NV	6.800%	9/15/37	38,515	32,984
Florida Power & Light Co.	5.650%	2/1/35	50,000	61,578
Florida Power & Light Co.	4.950%	6/1/35	10,000	11,286
Florida Power & Light Co.	5.650%	2/1/37	5,000	6,189
Florida Power & Light Co.	5.950%	2/1/38	39,215	50,993
Florida Power Corp.	6.350%	9/15/37	8,000	10,416
Florida Power Corp.	6.400%	6/15/38	27,055	36,189
Georgia Power Co.	5.400%	6/1/18	38,660	45,135
Midamerican Energy Holdings Co.	6.125%	4/1/36	25,000	29,671

9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	26,028
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	68,456
Northern States Power Co.	6.250%	6/1/36	50,000	67,437
NSTAR	4.500%	11/15/19	3,535	3,829
Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,168
PacifiCorp	5.900%	8/15/34	12,500	15,436
PacifiCorp	6.250%	10/15/37	36,635	46,093
Peco Energy Co.	5.350%	3/1/18	20,545	24,010
Potomac Electric Power Co.	6.500%	11/15/37	25,000	34,020
PPL Energy Supply LLC	6.200%	5/15/16	13,573	15,133
Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	29,560
San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,522
South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,857
South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	42,887
Southern California Edison Co.	6.000%	1/15/34	7,695	9,777
Southern California Edison Co.	5.550%	1/15/37	50,475	62,130
Southern California Edison Co.	5.950%	2/1/38	40,000	52,013
Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	22,645
Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	21,854
Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	54,753
Natural Gas (0.4%)
AGL Capital Corp.	6.375%	7/15/16	25,815	29,864
British Transco Finance Inc.	6.625%	6/1/18	50,000	56,430
5 DCP Midstream LLC	6.450%	11/3/36	30,325	34,309
KeySpan Corp.	4.650%	4/1/13	9,000	9,354
National Grid plc	6.300%	8/1/16	30,000	34,494
TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	49,355
Wisconsin Gas LLC	6.600%	9/15/13	13,100	14,109
Other Utility (0.1%)
UGI Utilities Inc.	5.753%	9/30/16	37,590	43,438
				1,556,209
Total Corporate Bonds (Cost $11,683,138)				12,514,939
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
5 Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	45,018
5 Austria Government International Bond	2.000%	11/15/12	19,825	19,995
5 CDP Financial Inc.	4.400%	11/25/19	40,000	42,974
5 EDF SA	4.600%	1/27/20	50,000	50,915
International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	49,033
Japan Finance Organization for Municipalities	4.625%	4/21/15	7,800	8,676
Kreditanstalt fuer Wiederaufbau	7.000%	3/1/13	10,000	10,733
Oesterreichische Kontrollbank AG	4.500%	3/9/15	10,500	11,647
Province of Ontario	4.500%	2/3/15	35,000	38,708
Province of Ontario	4.000%	10/7/19	56,415	61,855
Province of Ontario	4.400%	4/14/20	50,000	56,200
Quebec	5.125%	11/14/16	50,000	58,054
5 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	15,959
South Africa Government International Bond	6.500%	6/2/14	21,900	24,008
Statoil ASA	2.900%	10/15/14	9,885	10,364
Total Sovereign Bonds (Cost $455,817)				504,139
Taxable Municipal Bonds (2.0%)
Atlanta GA Downtown Development Authority
Revenue	6.875%	2/1/21	11,505	14,455
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	40,000	50,569
Board of Trustees of The Leland Stanford Junior
University	6.875%	2/1/24	34,745	46,944
Board of Trustees of The Leland Stanford Junior
University	7.650%	6/15/26	29,000	41,837
California GO	5.700%	11/1/21	11,840	12,976

10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	California GO	7.550%	4/1/39	2,790	3,316
	California GO	7.300%	10/1/39	4,280	5,067
	California GO	7.600%	11/1/40	23,935	28,709
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,271
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	21,280	23,127
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	10,678
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	38,339
	Illinois GO	5.365%	3/1/17	805	844
	Illinois GO	5.665%	3/1/18	22,735	23,848
	Illinois GO	5.877%	3/1/19	23,750	25,135
	Illinois GO	5.100%	6/1/33	3,145	2,812
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	33,576
7	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	50,000	53,385
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	13,645	15,616
	Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	61,453
	Louisville & Jefferson County KY Metropolitan Sewer
	District Revenue	6.250%	5/15/43	19,000	23,128
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	21,685	26,775
	Massachusetts Development Finance Agency Revenue
	(Harvard University)	6.300%	10/1/37	50,675	56,428
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	22,105	26,293
	Metropolitan New York Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	15,053
	Metropolitan New York Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,235	6,248
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	48,602
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,370
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	15,950	19,633
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	73,828
2,5	Ohana Military Communities LLC	5.558%	10/1/36	9,600	9,540
2,5	Ohana Military Communities LLC	5.780%	10/1/36	16,360	16,903
	Oregon Department Transportation Highway Usertax
	Revenue	5.834%	11/15/34	25,930	31,610
	Oregon GO	5.902%	8/1/38	19,510	22,659
7	Oregon School Boards Association GO	5.528%	6/30/28	50,000	54,825
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	14,919
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	12,572
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	14,750
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	11,700	15,607
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	14,820	17,064
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	23,785	27,550
	University of California Revenue	5.770%	5/15/43	24,325	27,573
Total Taxable Municipal Bonds (Cost $919,633)					1,069,887

11

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2011

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (1.9%)
Money Market Fund (0.0%)
8,9 Vanguard Market Liquidity Fund	0.135%		16,328,400	16,328

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (1.9%)
Bank of America Securities, LLC (Dated 11/30/11,
Repurchase Value $62,200,000, collateralized by
Federal National Mortgage Assn. 3.500%-4.000%,
2/1/41-3/1/41)	0.130%	12/1/11	62,200	62,200
Deutsche Bank Securities, Inc. (Dated 11/30/11,
Repurchase Value $80,100,000, collateralized by
Federal National Mortgage Assn. 5.000%-7.000%,
4/1/38-10/1/38)	0.140%	12/1/11	80,100	80,100
HSBC Bank USA (Dated 11/30/11, Repurchase Value
$437,502,000, collateralized by Federal Home Loan
Mortgage Corp. 3.500%-7.500%, 4/1/16-12/1/41)	0.140%	12/1/11	437,500	437,500
RBS Securities, Inc. (Dated 11/30/11, Repurchase Value
$402,202,000, collateralized by Government National
Mortgage Assn. 1.700%-6.000%, 5/20/37-10/20/61)	0.140%	12/1/11	402,200	402,200
TD Bank Group (Dated 11/30/11, Repurchase Value
$25,000,000, collateralized by U.S. Treasury Note
0.125%, 9/30/13)	0.140%	12/1/11	25,000	25,000
				1,007,000
Total Temporary Cash Investments (Cost $1,023,328)				1,023,328
Total Investments (99.6%) (Cost $47,480,991)				54,587,066
Other Assets and Liabilities—Net (0.4%)9,10				202,989
Net Assets (100%)				54,790,055

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $15,729,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $2,173,538,000, representing 4.0% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Includes $16,328,000 of collateral received for securities on loan.
10 Cash of $3,320,000, has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

12

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Wellington Fund (the "Fund") as of November 30, 2011 and for the period then ended and have issued our unqualified report thereon dated January 11, 2012. Our audit included an audit of the Fund's schedule of investments as of November 30, 2011. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, present fairly, in all material respects, the information set forth therein.

January 11, 2012

13

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 210_012012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2011: $33,000
Fiscal Year Ended November 30, 2010: $31,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2011: $3,978,540
Fiscal Year Ended November 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2011: $1,341,750
Fiscal Year Ended November 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2011: $373,830
Fiscal Year Ended November 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2011: $16,000
Fiscal Year Ended November 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2011: $389,830
Fiscal Year Ended November 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 20, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444,
Incorporated by Reference.